UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE GALAXY FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GALAXY FUND

Galaxy Institutional Money Market Fund

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

One Financial Center

Boston, MA  02111

Telephone:  (866) 348-1468

September 23, 2005

Dear Shareholder:

We are pleased to invite you to a special meeting of shareholders of the Galaxy Funds noted above (each a “Fund,” and collectively, the “Funds”).  The meeting will be held at 10:00 a.m., Eastern time, on November 16, 2005, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts (the “Meeting”).  At the Meeting, you will be asked to approve a reorganization (each a “Reorganization,” and collectively the “Reorganizations”) of your Fund into a corresponding acquiring “shell” mutual fund (each an “Acquiring Fund,” and collectively the “Acquiring Funds”) in Nations Funds Trust.

The proposed Reorganizations are recommended by Columbia Management Group, LLC (“Columbia Management Group”), the parent company of Banc of America Capital Management, LLC (“BACAP”), the investment adviser for the Acquiring Funds, and Columbia Management Advisors, Inc. (“Columbia”), the investment adviser to the Funds. The Reorganizations are part of a broader initiative to streamline the operations of the various Columbia-advised and BACAP-advised fund complexes by reducing the number of registered investment companies in those fund complexes. Consistent with that effort, all series of The Galaxy Fund, including the Funds, are being solicited on a reorganization of their fund into a corresponding fund in Nations Funds Trust.

In the case of your Fund, Columbia Management Group is proposing to reorganize it into an Acquiring Fund with identical investment objectives, principal investment strategies and principal risks.  Importantly, the net pro forma total operating expense ratios (after contractual fee waivers and/or expense reimbursements) of all Acquiring Fund share classes after the Reorganizations are expected to be lower than or the same as they are currently for each corresponding Fund share class.

If shareholder approval is obtained and the other conditions to the Reorganizations are satisfied, it is anticipated that your Fund will be reorganized into its corresponding Acquiring Fund on or about November 23, 2005, when Fund shares will be exchanged for shares of a designated class of shares of the corresponding Acquiring Fund of equal dollar value.  It is expected that the exchange of shares in each Reorganization will be tax-free for U.S. federal income tax purposes.

THE BOARD OF TRUSTEES OF THE GALAXY FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION OF YOUR FUND.

The formal Notice of Special Meeting, Proxy Statement and Proxy Ballot are enclosed.  The Reorganizations are discussed in more detail in the enclosed materials, which you should read carefully.  If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.  We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

CHRISTOPHER L. WILSON
President and Chief Executive Officer
The Galaxy Fund

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.  PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT ACCORDING TO THE INSTRUCTIONS SHOWN ON THE BALLOT.

ii

THE GALAXY FUND

Galaxy Institutional Money Market Fund

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

One Financial Center

Boston, MA  02111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 16, 2005

SHAREHOLDERS:

PLEASE TAKE NOTE THAT a special meeting of shareholders of the Galaxy Funds noted above (each a “Fund” and collectively, the “Funds”) will be held at 10:00 a.m., Eastern time, on November 16, 2005, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, for the following purpose:

ITEM 1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of each Fund to, and the assumption of all of the liabilities and obligations of each Fund by, a corresponding acquiring mutual fund (each, an “Acquiring Fund”) of Nations Funds Trust, in exchange for shares of the corresponding Acquiring Fund; (ii) the distribution of such shares to the shareholders of each of the Funds in complete liquidation of the Funds; and (iii) in the event that the reorganization of all series of The Galaxy Fund are effected, the deregistration of The Galaxy Fund as an investment company under the Investment Company Act of 1940, as amended, and The Galaxy Fund’s termination as a business trust under Massachusetts law.

ITEM 2.  Such other business as may properly come before the meeting or any adjournment(s).

THE BOARD OF TRUSTEES OF THE GALAXY FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION OF YOUR FUND.

Shareholders of record as of the close of business on August 25, 2005 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

By Order of the Board,

MARY JO REILLY
Secretary
The Galaxy Fund

September 23, 2005

PROXY STATEMENT

Dated September 23, 2005

THE GALAXY FUND

Galaxy Institutional Money Market Fund

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

One Financial Center

Boston, MA  02111

Telephone:  (866) 348-1468

For ease of reading, certain terms or names that are used in this Proxy Statement have been shortened or abbreviated.  A list of these terms and their corresponding full names or definitions can be found at Appendix A.  A shareholder may find it helpful to review the terms and names in Appendix A before reading this Proxy Statement.

This Proxy Statement, which should be read carefully and retained for future reference, sets forth concisely information about the proposed Reorganizations, and information about each Acquiring Fund that a shareholder should know before deciding how to vote.  It is expected that this Proxy Statement will be mailed to shareholders on or about September 25, 2005.

Additional information about each Fund and its corresponding Acquiring Fund is available in their prospectuses, SAIs and annual and semi-annual reports to shareholders.  The following annual reports have been previously mailed to shareholders:  Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund for the fiscal years ended May 31, 2005; and Galaxy Institutional Money Market Fund for the fiscal year ended October 31, 2004.  Subsequent to the mailing of the Galaxy Institutional Money Market Fund’s annual shareholder report, its semi-annual report to shareholders for the fiscal period ended April 30, 2005 also was previously mailed to shareholders.

Additional copies of any Fund or Acquiring Fund documents are available without charge by writing to the address given above or by calling (866) 348-1468.  These documents also are available on the SEC’s website at www.sec.gov.

The Meeting has been called to consider the Reorganization Agreement dated as of                       , 2005 that provides for the Reorganization of each Fund into its respective Acquiring Fund as shown below:

IF YOU OWN SHARES IN THIS FUND		YOU WOULD RECEIVE SHARES OF THIS ACQUIRING FUND IN THE REORGANIZATION
Galaxy Institutional Money Market Fund	è	Columbia Prime Reserves
Institutional Shares		Capital Class Shares
Select Shares		Trust Class Shares
Preferred Shares		Adviser Class Shares

Galaxy Connecticut Municipal Money Market Fund	è	Columbia Connecticut Municipal Reserves
Retail A Shares		Retail A Class Shares
Trust Shares		G-Trust Class Shares

Galaxy Massachusetts Municipal Money Market Fund	è	Columbia Massachusetts Municipal Reserves
Retail A Shares		Retail A Class Shares
Trust Shares		G-Trust Class Shares

THE PROPOSED REORGANIZATIONS

Description of the Proposal

FleetBoston Financial Corporation (“FleetBoston”) was acquired by Bank of America Corporation in 2004.  Prior to this acquisition, Columbia was an indirect, wholly-owned subsidiary of FleetBoston.  Columbia is now an indirect, wholly-owned subsidiary of Bank of America Corporation.  BACAP also is a subsidiary of Bank of America Corporation. As a result of the acquisition, Columbia Management Group, the parent company of BACAP and Columbia, is undertaking a broad initiative to streamline the operations of the various BACAP-advised and Columbia-advised Fund complexes by, among other things, reducing the number of registered investment companies (i.e., the trusts and companies that “house” the series in those fund complexes).

By reducing the number of registered investment companies, Columbia Management Group believes certain inefficiencies in fund marketing, distribution and sales and also potential confusion among investors about investment choices will be eliminated.

At the Meeting, Fund shareholders will be asked to approve the Reorganization of their Fund into a corresponding Acquiring Fund.  If shareholder approval is obtained, and the other conditions to the Closing are met, shareholders will receive shares of a designated class of the corresponding Acquiring Fund equal in U.S. dollar value to their holdings of Fund shares immediately before the Reorganizations.  Each Fund will then be liquidated and, if shareholders of all Funds approve the Reorganization of their Funds (and shareholders of all other series of The Galaxy Fund also approve separate reorganizations of their series), The Galaxy Fund will seek to deregister under the 1940 Act as an investment company and to terminate as a business trust under Massachusetts law.

Each Acquiring Fund is a new “shell” fund created to acquire the assets and liabilities and continue the business of its corresponding Fund.  While there are some differences between the Funds and their corresponding Acquiring Funds, which are discussed below, the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be identical to those of its corresponding Fund.

The Reorganization Agreement

The document that governs the Reorganizations is the Reorganization Agreement, a form of which is included in this Proxy Statement as Appendix B.  The Reorganization Agreement provides for:  (i) the transfer of all of the assets of each Fund to, and the assumption of all of the liabilities and obligations of each Fund by, its corresponding Acquiring Fund in exchange for a designated class of shares of the Acquiring Fund; (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of their Fund; and (iii) if the reorganizations of all series of The Galaxy Fund are effected, The Galaxy Fund’s deregistration under the 1940 Act and its termination as a business trust under Massachusetts law.  In other words, as a result of the Reorganizations, Fund shareholders will become shareholders of the corresponding Acquiring Fund and will hold, immediately after the Reorganizations, Acquiring Fund shares of a similar class that have a total dollar value equal to the total dollar value of the Fund shares that the shareholder held immediately before the Reorganizations.  Liabilities include, among other things, rights to indemnification and all limitations of liability existing in favor of The Galaxy Fund’s current and former Trustees and officers in effect as of the date of the Reorganization Agreement.  The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganizations, including that each party receive an opinion from Morrison & Foerster LLP to the effect that each Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes.  The Reorganizations may be terminated at any time by mutual agreement of the Boards or, under certain circumstances, by either of the parties.  The Reorganization Agreement also provides that if the difference between the per share net asset values of a Fund and its corresponding Acquiring Fund equals or exceeds $0.001 on the valuation date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, either party shall have the right to postpone the Closing of a Reorganization until such time as the per share difference is less than $0.001.

If approved by Fund shareholders, the Reorganizations are expected to occur on or about November 23, 2005, or such other date as the parties may agree under the Reorganization Agreement.  It is expected that the exchange of Fund shares for corresponding Acquiring Fund shares in each Reorganization will be tax-free for U.S. federal income tax purposes.  Fund shareholders will not pay any sales charge or sales load on the exchange.

Columbia and/or BACAP, in the form of an expense reimbursement to the Funds, will bear all of the out-of-pocket expenses associated with the Reorganizations.  Out-of-pocket expenses associated with the Reorganizations include but are not limited to: (i) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Reorganizations; (ii) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (iii) the legal fees and expenses incurred in connection with the Reorganizations; and (iv) the Trustees’ fees and out-of-pocket expenses incurred as a result of the Reorganizations.

The closing of one Reorganization is not dependent on the closing of any other Reorganization.

Fee Table

The table below shows:  (i) the current total operating expense ratios of each Fund; and (ii) the pro forma total operating expense ratios of its corresponding Acquiring Fund.  The current total operating expense ratios of each Fund and the pro forma total operating expense ratios of its corresponding Acquiring Fund shown below are both before and after contractual waivers and/or reimbursements, if applicable, and are as of [September 23], 2005.  The table shows that (after contractual waivers and reimbursements) the net pro forma expense ratios of the Acquiring Funds after the Reorganizations are expected to be lower than or the same as they are currently for each corresponding Fund share class.

All expense ratios shown are annualized.  Pro forma total operating expense ratios are based upon the fee arrangements that will be in place upon consummation of the Reorganizations and assume in each case that a Fund’s shareholders approve their Fund’s Reorganization.  Detailed pro forma total operating expense information is shown in Appendix C.

Fund/Share Class	Total Operating Expense Ratios (before/after waivers and reimbursements)	Combined Acquiring Fund/ Class Post-Reorganization	Pro Forma Total Operating Expense Ratios (before/after waivers and reimbursements)(4)

Galaxy Institutional Money Market Fund		Columbia Prime Reserves
Institutional Shares	0.28%/0.16%(1)	Capital Class Shares	0.28%/0.16%
Select Shares	0.43%/0.26%(1)(2)	Trust Class Shares	0.43%/0.26%(2)
Preferred Shares	0.53%/0.41%(1)	Adviser Class Shares	0.53%/0.41%

Galaxy Connecticut Municipal Money Market Fund		Columbia Connecticut Municipal Reserves
Retail A Shares	0.67%/0.64%(3)	Retail A Class Shares	0.43%/0.30%
Trust Shares	0.55%/0.55%(3)	G-Trust Class Shares	0.33%/0.20%

Galaxy Massachusetts Municipal Money Market Fund		Columbia Massachusetts Municipal Reserves
Retail A Shares	0.62%/0.60%(3)	Retail A Class Shares	0.39%/0.28%
Trust Shares	0.53%/0.52%(3)	G-Trust Class Shares	0.31%/0.20%

(1)  Columbia and its affiliates have agreed contractually, for a one-year period beginning September 23, 2005, to waive fees and/or reimburse expenses so that total fund operating expenses (excluding distribution and service fees, tax and interest expense) will not exceed 0.16%.

(2)  Affiliates of the investment advisor are waiving 0.05% of the shareholder service fees.  This fee waiver may be revised or discontinued at any time.

(3)  Columbia has agreed contractually to waive fees and reimburse expenses so that total Fund operating expenses will not exceed the net operating expense ratios shown for Retail A Shares and Trust Shares.  Columbia’s agreement to waive fees and reimburse expenses cannot be modified or terminated without the approval of The Galaxy Fund Board.

(4)  Columbia and its affiliates have agreed contractually, for a one year period beginning on the date of closing, to waive fees and/or reimburse expenses so that total fund operating expenses (excluding distribution and service fees, tax and interest expense) will not exceed 0.16% for Columbia Prime Reserves and 0.20% for Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves.

Investment Objectives, Principal Investment Strategies and Principal Risk Factors

Each Acquiring Fund will have the same investment objective, principal investment strategies and principal risk factors as its corresponding Acquiring Fund.

Comparison of Service Providers

BACAP, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser to over 70 mutual funds in the Nations Funds Complex, including the Acquiring Funds described in this Proxy Statement.  BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, serves as the investment adviser, administrator and pricing and bookkeeping agent to the mutual funds in the Columbia Funds Complex, including the Funds, and as administrator of the Acquiring Funds.  After each Fund reorganizes into its corresponding Acquiring Fund, BACAP will serve as the investment adviser.

The Funds and Acquiring Funds are distributed by Columbia Management Distributors, Inc. (“CMD”), a registered broker-dealer located at One Financial Center, Boston, Massachusetts 02111.

CFSI is the transfer agent for the Funds’ and Acquiring Funds’ shares.  Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.  CFSI is located at One Financial Center, Boston, Massachusetts 02110.

The Bank of New York, located at 2 Hanson Place, Brooklyn, NY 11217, serves as the custodian for the assets of the Acquiring Funds.  The Board of Nations Funds Trust has approved State Street Bank and Trust Company (“State Street”) as the new custodian for the assets of the Acquiring Funds. Accordingly, State Street, located at 2 Avenue De Lafayette, Boston Massachusetts, 02111-2900, is expected to serve as the custodian for the assets of the Acquiring Funds at the time of closing.

PFPC Trust Company (“PFPC”), located at 8800 Tinicum Boulevard, Philadelphia, PA  19153, is the custodian for the assets of the Funds.

PricewaterhouseCoopers LLP (“PwC”), located at 125 High Street, Boston, MA 02110, serves as the Funds’ and Acquiring Funds’ independent registered public accounting firm.

Drinker Biddle & Reath LLP, located at One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serves as legal counsel to The Galaxy Fund.

Morrison & Foerster LLP, located at 2000 Pennsylvania Ave, N.W., Washington, D.C. 20006, serves as legal counsel to Nations Funds Trust.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

1.  Galaxy Institutional Money Market Fund/Columbia Prime Reserves (Acquiring Fund):

The purchase, redemption, distribution and exchange policies of the Galaxy Institutional Money Market Fund’s Institutional Shares, Select Shares and Preferred Shares are similar to those of Columbia Prime Reserves’s Capital Class Shares, Trust Class Shares and Adviser Class Shares, respectively, with differences noted below.

Fund	Acquiring Fund

NAV Pricing	NAV Pricing
• Institutional Shares, Select Shares and Preferred Shares: Net asset value per share is determined at 4:00 p.m. Eastern Time on each business day.	•All Share Classes: [2:30 p.m. Eastern time on each business day]

Purchases	Purchases
• Institutional Shares: These shares are available to institutional investors that are purchasing shares on their own behalf or on behalf of their customers.	• Capital Class Shares: Eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries may purchase these shares.

•     Select Shares: These shares are available to qualified financial institutions (i.e., a financial institution that has entered into a sales agreement and servicing agreement with CMD) that are purchasing shares of the Fund on behalf of their customers.

•     Trust Class Shares: These shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian.

Fund	Acquiring Fund

•     Preferred Shares: These shares are available for purchase by qualified financial institutions (i.e., a financial institution that has entered into a sales agreement and servicing agreement with CMD) that are purchasing shares of the Fund on behalf of their customers.

•     Adviser Class Shares: These shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management services. This share class may be used in connection with specific cash management services programs, including programs designed for certain sweep account customers of Bank of America.

Investment Minimums	Investment Minimums
• Institutional Shares, Select Shares and Preferred Shares: The usual minimum aggregate initial investment requirement is $2,000,000.

•     Capital Class Shares: The minimum aggregate initial investment required is $1,000,000.

•     Trust Class Shares: The minimum aggregate initial investment is $250,000.

•     Adviser Class Shares: The minimum aggregate initial investment is $100,000.

Minimum Account Balance	Minimum Account Balance

•     Institutional Shares and Select Shares: Usually an institutional investor or qualified financial institution is required to maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, The Galaxy Fund may require the institutional investor or qualified financial institution to sell all shares in the account.

•     Capital Class Shares, Trust Class Shares and Adviser Class Shares: If the value of an account falls below $500, shares in the account may be sold. The Acquiring Fund must give 30 days notice in writing if shares in the account are to be sold.

•     Preferred Shares: Usually a qualified financial institutional is required to maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, The Galaxy Fund may require the qualified financial institution to sell all shares in the account.

Redemption Features	Redemption Features

•     Institutional Shares, Select Shares and Preferred Shares: The Galaxy Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days under certain circumstances.

• Capital Class Shares, Trust Class Shares and Adviser Class Shares: Payment of the sales proceeds of the Acquiring Fund may be delayed under the same circumstances.

Shareholder Servicing and Administration Fees	Shareholder Servicing and Administration Fees
• Institutional Shares: This class of shares does not pay shareholder service fees	• Capital Class Shares: This class does not pay a shareholder servicing or administration fee of 0.10% for administrative services.

•      Select Shares: This class of shares may pay shareholder service fees at an annual rate of up to 0.50% of Select Shares’ assets (comprised of up to 0.25% for shareholder liason services and up to 0.25% for shareholder administrative support services). The Fund has capped the shareholder service fee at 0.15% for the current fiscal year.

• Trust Class Shares: A maximum annual shareholder administration fee of 0.10% of the average daily net assets of this class may be imposed.

•     Preferred Shares: This class of shares may pay shareholder service fees at an annual rate of up to 0.50% of Preferred Shares’ assets (comprised of up to 0.25% for shareholder liason services and up to 0.25% for shareholder administrative support services). The Fund has capped the shareholder service fee at 0.25% for the current fiscal year.

• Adviser Class Shares: A maximum annual shareholder servicing fee of 0.25% of the average daily net assets of this class may be imposed.

Exchange Features	Exchange Features
• Institutional Shares: Customers of financial institutions may exchange shares for Retail A Shares of any other Galaxy Money Market Fund or for shares of any other fund in the Columbia Funds Complex

•     Capital Class Shares: These shares may be exchanged for the same class of shares in any other Nations money market fund. Purchase policies for buying shares of a fund, including any minimum investment requirements,

Fund	Acquiring Fund

in which the customer has an existing account.	apply to exchanges into that fund. $1,000,000 must be exchanged at a time and exchanges may only be made into a fund that is legally sold in the investor’s residence.

• Select Shares: There is no exchange privilege.

•     Trust Class Shares: These shares may be exchanged for the same class of shares in any other Nations money market fund or for Class Z shares of any other Nations fund, except a Nations money market fund. $250,000 must be exchanged at a time.

• Preferred Shares: There is no exchange privilege.	• Adviser Class Shares: These shares may be exchanged for the same class of shares in any other Nations money market fund. $100,000 must be exchanged at a time.

• All Share Classes: The Acquiring Fund may limit the number of exchanges requested within a specified period of time.

2.  Galaxy Connecticut Municipal Money Market Fund/Columbia Connecticut Municipal Reserves (Acquiring Fund):

The purchase, redemption, distribution and exchange policies of the Galaxy Connecticut Municipal Money Market Fund’s Retail A Shares and Trust Shares will be substantially identical to those of Columbia Connecticut Municipal Reserves’ Retail A Class Shares and G-Trust Class Shares. After the Reorganizations, Retail A Shares of the Acquiring Fund will be available for subsequent purchases only by those shareholders who held Retail A Shares and Trust Shares of the Fund at Closing.

3.  Galaxy Massachusetts Municipal Money Market Fund/Columbia Massachusetts Municipal Reserves (Acquiring Fund):

The purchase, redemption, distribution and exchange policies of the Galaxy Massachusetts Municipal Money Market Fund’s Retail A Shares and Trust Shares will be substantially identical to those of Columbia Massachusetts Municipal Reserves’ Retail A Class Shares and G-Trust Class Shares. After the Reorganizations, Retail A Shares of the Acquiring Fund will be available for subsequent purchases only by those shareholders who held Retail A Shares and Trust Shares of the Fund at Closing.

Board Consideration

Columbia Management Group proposed the Reorganizations to The Galaxy Fund Board at meetings held on April 22, 2005, June 2, 2005 and July 21, 2005.  For the reasons discussed herein, at a meeting held on August 2, 2005, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each of the Funds would not be diluted as a result of the proposed Reorganizations, and that the proposed Reorganizations are in the best interests of each of the Funds and their shareholders.  The Board was assisted in its determinations by independent legal counsel to the Independent Trustees.  The Galaxy Fund Board has unanimously approved each Reorganization and recommends that shareholders approve the Reorganization of their Fund by approving the Reorganization Agreement.

The Galaxy Fund Board approved the Reorganizations upon consideration of a number of factors, including the following:

•                  Columbia Management Group’s continuing initiative to streamline and improve product offerings and reduce overlap between the Nations Funds Complex and Columbia Funds Complex by reducing registered investment companies in the complexes;

•                  The fact that each Fund would be reorganized into an Acquiring Fund with identical investment objectives, principal investment strategies and principal risks as the Fund;

•                  Various potential shareholder benefits of the Reorganizations (e.g., reduced or identical net expenses after contractual waivers and reimbursements, and the opportunity to attract more assets and achieve greater economies of scale in a streamlined distribution channel);

•                  The expense ratios and information regarding fees and expenses of each Fund share class and its corresponding Acquiring Fund share class before and after each Reorganization, and that, in each case, the net pro forma total operating expense ratios (after contractual fee waivers and expense reimbursements) of each Acquiring Fund share class were lower than or the same as those of the corresponding Fund share class;

•                  The similarities and differences in share classes of each Fund as compared with those of its corresponding Acquiring Fund share class;

•                  The fact that the shareholders of the Funds will experience no material change in shareholder services as a result of the Reorganizations;

•                  Various aspects of the Reorganizations and the Reorganization Agreement, including the legal structure of Nations Funds Trust;

•                  The tax consequences of each Reorganization to each Fund and its shareholders, including the expected tax-free nature of each transaction for U.S. federal income tax purposes;

•                  The fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, legal fees and accounting fees would, through expense reimbursements to the Funds, be borne by Columbia Management Group or its affiliates and not The Galaxy Fund or the Funds; and

•                  The future and potential benefits to Columbia Management Group and its affiliates in that the costs to advise and administer the Acquiring Funds may be reduced if the Reorganizations are approved.

Of particular importance to The Galaxy Fund Board was the fund governance structure of Nations Funds Trust.  The Board carefully considered the qualifications and experience of each of the Trustees of Nations Funds Trust and concluded that it was appropriate for those Trustees to assume oversight responsibilities for the interests of shareholders of The Galaxy Fund.  The Board also considered the current level of fund governance in the Columbia Funds Complex and Nations Funds Complex and concluded that the current level was appropriate.

Comparison of Fundamental Investment Policies

For a detailed comparison of the fundamental investment policies of the Funds and the Acquiring Funds, see Appendix D to this Proxy Statement.

Comparison of Forms of Business Organizations and Governing Law

The Funds are each an open-end series of The Galaxy Fund, which is organized as a Massachusetts business trust.  The Galaxy Fund is governed by a Board of Trustees consisting of five members.

The Acquiring Funds are each an open-end series of Nations Funds Trust, which is organized as a Delaware statutory trust.  Nations Funds Trust is governed by a Board of Trustees consisting of five members.

The chart in Appendix E provides additional information with respect to the similarities and differences in the forms of organization of the entities.

Investment Advisory Fees

Columbia serves a the investment adviser for the Columbia Funds Complex, including the Funds, which pay Columbia an advisory fee.  BACAP serves as the investment adviser for the Nations Funds Complex, including the Acquiring Funds, which pay an advisory fee.  The advisory fee is computed daily and paid monthly to Columbia or BACAP, as the case may be, based on average daily net assets.  The table below sets forth the maximum advisory fees and breakpoints as applicable to the Funds and the Acquiring Funds.

Funds	Rate of Compensation

Galaxy Institutional Money Market Fund	0.20% - all asset levels
Galaxy Connecticut Municipal Money Market Fund	0.40% - up to $750 million; 0.35% in excess of $750 million
Galaxy Massachusetts Municipal Money Market Fund	0.40% - up to $750 million; 0.35% in excess of $750 million

Acquiring Funds	Rate of Compensation

Columbia Prime Reserves	0.20% - all asset levels
Nations Connecticut Municipal Reserves	0.15% - all asset levels (1)
Nations Massachusetts Municipal Reserves	0.15% - all asset levels (1)

Material U.S. Federal Income Tax Consequences

The obligation of the parties to consummate the Reorganizations is conditioned upon their receipt of an opinion of Morrison & Foerster LLP substantially to the effect that:

a)              The acquisition by an Acquiring Fund of the assets of its corresponding Fund in exchange for the Acquiring Fund’s assumption of the liabilities and obligations of the Fund and issuance of Acquiring Fund shares to the Fund, followed by the distribution by the Fund of such Acquiring Fund shares to the shareholders of the Fund in exchange for their shares of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

b)             No gain or loss will be recognized by a Fund (i) upon the transfer of its assets to its corresponding Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Fund or (ii) upon the distribution of the Acquiring Fund shares by the Fund to its shareholders in liquidation, as contemplated in paragraph (a) hereof;

c)              No gain or loss will be recognized by an Acquiring Fund upon receipt of the assets of its corresponding Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquiring Fund shares;

d)             The tax basis of the assets of a Fund in the hands of its corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund;

e)              The holding periods of the assets of a Fund in the hands of its corresponding Acquiring Fund will include the periods during which such assets were held by the Fund;

f)                No gain or loss will be recognized by Fund shareholders upon the exchange of all of their Fund shares for Acquiring Fund shares;

g)             The aggregate tax basis of Acquiring Fund shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the Fund shares exchanged therefor;

h)             A Fund shareholder’s holding period for Acquiring Fund shares to be received will include the period during which Fund shares exchanged therefor were held, provided that the shareholder held the Fund shares as a capital asset on the date of the exchange; and

i)                 An Acquiring Fund will succeed to and take into account the items of its corresponding Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by each party, including representations in a certificate to be delivered by the management of each party, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion.

Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits a regulated investment company, such as a Fund or its corresponding Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years.  [A number of the Funds] are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below.  The Reorganizations will cause the tax years of the Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur.  In addition, the Reorganizations are expected to result in a limitation on the ability of certain of the Acquiring Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur.  In addition, the Reorganizations are expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized.  These limitations, imposed by Section 382 of the Code, are imposed on an annual basis.  Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit.  The Section 382 limitation as to a particular Fund generally will equal the product of the net asset value of the Fund immediately prior to the Reorganizations and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time.  As of the date of this Proxy Statement, the long-term tax-exempt rate is [4.37%].   However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganizations.  While the ability of an Acquiring Fund to absorb the corresponding Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganizations, it is expected that substantially all of a Fund’s losses may become permanently unavailable where the limitation applies.  If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Fund, the tax benefit resulting from those losses will be shared by both the Fund and Acquiring Fund shareholders following the Reorganizations.  Therefore, a Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganizations did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of a Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganizations.  Even if the Reorganizations do not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so.  In addition, a Fund’s losses that remain available to the corresponding Acquiring Fund will inure to the benefit to both the Fund and Acquiring Fund shareholders following the Reorganizations.  Therefore, a Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganizations did not occur.

As of [INSERT DATE], for U.S. Federal income tax purposes, the [                  ] Fund had capital loss carryforwards of approximately $[            ] and net unrealized capital losses of approximately $[            ], the [            ] Fund had capital loss carryforwards of approximately $[            ] and net unrealized capital losses of approximately $[            ].

Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund.  An Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward.  The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganizations and the long-term tax-exempt rate in effect at such time.  While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, it is expected that substantially all of its losses may become permanently unavailable where the limitation applies.  In general, the limitation will apply to a pre-existing Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following the Reorganizations.  Accordingly, it is expected that the limitation will apply to any losses of [             ].  As of [           ], for U.S. federal income tax purposes, the [            ] Fund had capital loss carryforwards of approximately $[            ] and net unrealized capital losses of approximately $[            ].  Even if the Reorganizations do not result in the limitation on the use of an Acquiring Fund’s losses, prior or future transactions involving an Acquiring Fund may cause such limitations to apply.

Status as a Regulated Investment Company

Each of the Funds believe it has qualified as a separate “regulated investment company” under the Code.  Accordingly, each of the Funds believe that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Each Acquiring Fund is a “shell” Fund with no assets that intends to meet the requirements for qualification as a “regulated investment company” under the Code during its first year of operations and all applicable quarters of such year.

Distribution of Income and Gains

Prior to the Reorganizations, each Fund whose taxable year will end as a result of the Reorganizations generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganizations.  Such distributions will be made to such shareholders before or after the Reorganizations.  A Fund shareholder will be required to include any such distributions in such shareholder’s taxable income.  This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganizations not occurred.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meeting by The Galaxy Fund Board.  It is expected that the solicitation of proxies will be primarily by mail.  Officers and service contractors of The Galaxy Fund also may solicit proxies by telephone or otherwise.  In addition, ALAMO Direct Mail Services, Inc., 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $[        ] for the Galaxy Institutional Money Market Fund, $[        ] for the Galaxy Connecticut Municipal Money Market Fund and $[        ] for the Galaxy Massachusetts Municipal Money Market Fund.  Shareholders may submit their proxy by following the instructions shown on the proxy ballot(s).  Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to one of the parties at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meeting and voting in person.

Only shareholders of record at the close of business on August 25, 2005 will be entitled to vote at the Meeting.  The table below reflects the number of shares outstanding of each Fund on that date.

[Insert table]

Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

The consummation of one Reorganization is not dependent on the consummation of any other Reroganization.

Shareholders who object to the Reorganization of their Fund by the corresponding Acquiring Fund will not be entitled under Massachusetts law or The Galaxy Fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.  Shareholders may redeem their Fund shares at any time prior to the consummation of the Reorganizations.

Quorum

Shareholders of record on August 25, 2005 are entitled to attend and to vote at the Meeting or any adjournment of a Meeting.  A quorum is constituted with respect to each Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted.  Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization Agreement.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event that a quorum is not present at the Meeting with respect to a particular Fund, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received by a particular Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote.  The Meeting may be adjourned for a reasonable period of time.  Any such adjournment(s) will require the affirmative vote of a majority of the total number of shares of the Fund(s) affected by the adjournment(s) that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).  The persons named as proxies will not vote any proxy that directs them to abstain from voting on a particular proposal.

Shareholder Approval

The Reorganization Agreement

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund, voting separately with respect to the Reorganization of each such Fund.  With respect to the approval of the Reorganization Agreement, the term “majority of the outstanding shares” of a Fund means more than 50% of the outstanding shares of the Fund.

A vote of the shareholders of the Acquiring Funds is not being solicited, since their approval or consent is not necessary for the Reorganizations.

Principal Shareholders

The table below shows the name, address and share ownership of each person known to the Trusts to have ownership with respect to 5% or more of a class of each Fund and Acquiring Fund as of August 25, 2005.  Each shareholder is known to own as of record the shares indicated below.  Any shareholder known to the Trusts to own such shares beneficially is designated by an asterisk.

Fund	Name and Address	Total Shares/Class	Percentage of Class	Percentage of Fund (All Classes)	Percentage of Acquiring Fund Post Closing

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.  As of August 25, 2005, [                ] had voting control of         % of [Name of

Fund(s)]’ outstanding shares.  Accordingly,                  may be considered to “control” [Name Fund(s)].  The address of                                   is: [address].

As of August 25, 2005, the officers and Trustees of each of the Trusts as a group did not own more than 1% of any class of the Funds or Acquiring Funds.

ADDITIONAL INFORMATION

Legal Proceedings

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the SEC (the “SEC Order”).  A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.  Under the terms of the NYAG Settlement and the SEC Order, BACAP and BACAP Distributors have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years.  BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”).  On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the Untied States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”).  Subsequently, additional related cases were transferred to the MDL.  On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints.  One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants.  Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law.  Nations Funds Trust is a nominal defendant in this action.  The MDL is ongoing.  Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Easter District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds.  Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery had been taken.  At the present time, we cannot predict what liability, if any, Nations Funds Trust will have in this matter.

Other Business

The Boards know of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention that proxies, which do not contain specific restrictions to the contrary, will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Inquiries

Shareholders may find more information about the Funds and Acquiring Funds in the following documents:

•             Annual and semi-annual reports

The annual and semi-annual reports contain information about the Funds’ and Acquiring Funds’ investments and performance, the financial statements and the independent accountants’ reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Funds’ and Acquiring Funds’ performance during the period.

•             SAIs

The SAIs for the Funds and Acquiring Funds contain additional information about the Funds and Acquiring Funds and their permissible investments and policies.  The SAIs are legally part of their prospectuses (they are incorporated by reference).  Copies have been filed with the SEC.

Shareholders may obtain free copies of these documents, request other information about the Acquiring Funds, and make shareholder inquiries by contacting the Acquiring Funds:

By telephone: (866) 348-1468

By mail:

Nations Funds

One Bank of America Plaza

101 South Tryon Street

Charlotte, NC 28255

On the Internet: www.nationsfunds.com

Shareholders may obtain free copies of these documents, request other information about the Funds and make shareholder inquiries by contacting the Funds:

By telephone: (866) 348-1468

By mail:

The Galaxy Fund

c/o Columbia Funds Services, Inc.

P.O. Box 8081

Boston, MA  02266-8081

On the Internet: www.columbiafunds.com

Information about the Funds and Acquiring Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The reports and other information about the Funds and Acquiring Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

APPENDIX A

GLOSSARY

Term Used in Proxy/Prospectus	Definition

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Acquiring Fund(s)	Columbia Prime Reserves, Columbia Connecticut Municipal Reserves, Columbia Massachusetts Municipal Reserves (each a series fund of Nations Funds Trust)
BACAP	Banc of America Capital Management, LLC
BACAP Distributors	BACAP Distributors, LLC
Bank of America	Bank of America, N.A.
Board(s)	The Boards of Trustees of Nations Funds Trust and The Galaxy Fund
Closing	Closing of each Reorganization, expected to occur on or about November 23, 2005
CFSI	Columbia Funds Services, Inc.
CMD	Columbia Management Distributors, Inc.
Columbia	Columbia Management Advisors, Inc.
Columbia Funds Complex	All portfolios in all registered investment companies, including The Galaxy Fund, that are advised by Columbia
Columbia Management Group	Columbia Management Group, LLC
Code	Internal Revenue Code of 1986, as amended
Fund(s)	Galaxy Institutional Money Market Fund, Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund (each a series fund of The Galaxy Fund)
Independent Trustees	Trustees of a Board who are not “interested persons” (as defined in the 1940 Act”)
Meeting	The shareholder meeting of the Funds that will be held at 10:00 a.m., Eastern time, November 16, 2005, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts
Nations Funds Complex	All series of Nations Funds Trust, Nations Separate Account Trust and Nations Master Investment Trust
Proxy Statement	This Proxy Statement
Reorganization(s)	The reorganization(s) of the Fund(s) into corresponding Acquiring Fund(s)
Reorganization Agreement

The Agreement and Plan of Reorganization dated as of            , 2005, by and among: The Galaxy Fund, a Massachusetts business trust, for itself and on behalf of its series Galaxy Institutional Money Market Fund, Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund; Nations Funds Trust, a Delaware statutory trust, for itself and on behalf of its series Columbia Prime Reserves, Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves; and Columbia

SAI	Statement of Additional Information

A-1

Term Used in Proxy/Prospectus	Definition

SEC	United States Securities and Exchange Commission
Trusts	The Galaxy Fund and Nations Funds Trust

A-2

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [                  ], 2005, is by and among: The Galaxy Fund, a Massachusetts business trust, for itself and on behalf of its series Galaxy Institutional Money Market Fund, Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund; Nations Funds Trust, a Delaware statutory trust, for itself and on behalf of its series Columbia Prime Reserves, Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves; and Columbia Management Advisors, Inc.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended.  Each reorganization will consist of the transfer of all of the assets of each Acquired Fund to, and the assumption of such Acquired Fund’s liabilities (other than certain expenses of the reorganization contemplated hereby) by, its corresponding Acquiring Fund, in exchange for shares of equal U.S. dollar value of such Acquiring Fund, which shall thereafter promptly be distributed to the shareholders of such Acquired Fund in connection with its liquidation as described in this Agreement and set forth in Schedule A attached hereto.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             DEFINITIONS

Acquired Fund(s)

Galaxy Connecticut Municipal Money Market Fund, Galaxy Institutional Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund

Acquired Fund Prospectus

The current prospectus(es) or statement(s) of additional information for an Acquired Fund

Acquired Fund Shareholder(s)

The record holders of Acquired Fund shares as of the close of business on the Valuation Date

Acquiring Fund(s)

Columbia Prime Reserves, Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves

Acquiring Fund Prospectus

The current prospectus(es) or statement(s) of additional information for an Acquiring Fund

Acquisition Shares

The shares of the designated class of an Acquiring Fund to be issued and distributed to the corresponding Acquired Fund class shareholders as part of the Reorganization of the Acquired Fund as shown on Appendix A

Board(s)

The board(s) of trustees of The Galaxy Fund and/or Nations Funds Trust

Board Members

The trustees of The Galaxy Fund

Charter Documents

Any certificate of trust, declaration of trust, code of regulations and any amendments thereto, that govern the operation of The Galaxy Fund or Nations Funds Trust

Closing

The closing of each Reorganization described in Section 4

Closing Date

November 23, 2005

Code

United States Internal Revenue Code of 1986, as amended,

Columbia

Columbia Management Advisors, Inc.

Custodian

State Street Bank and Trust Company

Investments

Each Acquired Fund’s investments shown on the schedule of its investments as of [June 30], 2005, referred to in subparagraph 5.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date

Liquidation Date

A date as soon after the Closing Date as is conveniently practicable

Obligations

All of an Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date

Reorganization(s)

The reorganization(s) of an Acquired Fund by an Acquiring Fund as described in Section 2

SEC

U.S. Securities and Exchange Commission

Valuation Date

The time and date when the value of an Acquired Fund’s assets to be acquired by its corresponding Acquiring Fund hereunder shall be computed, which shall be as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing

1933 Act

The Securities Act of 1933

1934 Act

The Securities Exchange Act of 1934

1940 Act

The Investment Company Act of 1940

2.             TRANSFER OF ASSETS OF ACQUIRED FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES.

2.1.          Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)           Each Acquired Fund will transfer and deliver to its corresponding Acquiring Fund, and such Acquiring Fund will acquire, all the assets described in paragraph 2.2 of its corresponding Acquired Fund as set forth in Appendix A;

(b)           Each Acquiring Fund will assume all Obligations of its corresponding Acquired Fund; except that expenses of its Reorganization contemplated hereby to be allocated to each

Acquired Fund pursuant to paragraph 10.2 shall not be assumed or paid by the Acquiring Fund; and

(c)           Each Acquiring Fund will issue and deliver to its corresponding Acquired Fund in exchange for such assets a number of Acquisition Shares equal in U.S. dollar value to the assets exchanged therefor.  Such transactions shall take place at the Closing provided for in Section 4.

2.2.          The assets of each Acquired Fund to be acquired by its corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.  Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of The Galaxy Fund’s current and former Board Members and officers, acting in their capacities as such, under The Galaxy Fund’s Charter Documents as in effect as of the date of this Agreement shall survive each Acquired Fund’s Reorganization as obligations of Nations Funds Trust, on behalf of each Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Nations Funds Trust, on behalf of each Acquiring Fund, their successors or assigns.

2.3.          On the Liquidation Date, each Acquired Fund will liquidate and distribute pro rata to its Acquired Fund Shareholders, determined as of the close of business on the Valuation Date, Acquisition Shares received by the Acquired Fund pursuant to paragraph 2.1.  Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of its corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such Acquired Fund Shareholders.

2.4.          With respect to Acquisition Shares distributable to an Acquired Fund Shareholder holding a certificate or certificates for shares of an Acquired Fund, if any, on the Valuation Date, Nations Funds Trust will not distribute a certificate representing Acquisition Shares exchanged therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until Nations Funds Trust has been notified by The Galaxy Fund, on behalf of an Acquired Fund, or its agent that such Acquired Fund Shareholder has surrendered all of his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

2.5.          Promptly following the liquidation of each Acquired Fund and the similar liquidation of all other series of The Galaxy Fund, The Galaxy Fund shall file an application pursuant to Section 8(f) of the 1940 Act, for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution or termination under state law.  After the Closing Date, no Acquired Fund shall conduct any business except in connection with its liquidation, or The Galaxy Fund’s deregistration and dissolution or termination.

3.             VALUATION.

3.1.          For the purpose of Section 2, the value of an Acquired Fund’s assets to be acquired by its corresponding Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the Valuation Date using the Acquiring Funds’ valuation procedures, and shall be certified by such Acquired Fund.  The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the Board of Nations Funds Trust.  The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the

Board of The Galaxy Fund; provided that if the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.001 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, The Galaxy Fund or Nations Funds Trust shall have the right to postpone the Valuation Date and the Closing Date until such time as the per share difference is less than $0.001.

4.             CLOSING AND CLOSING DATE.

4.1.          The Closing Date shall be November 23, 2005, or such other date as the parties may agree.  The Closing shall be held at 4:00 p.m. at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

4.2.          The portfolio securities of each Acquired Fund shall be made available by such Acquired Fund to the Custodian, for examination no later than five business days preceding the Valuation Date.  On the Closing Date, such portfolio securities and all cash of each Acquired Fund shall be delivered by such Acquired Fund to the Custodian for the account of its corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [insert Acquiring Fund name].”

4.3.          In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquired Fund or its corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either The Galaxy Fund, with regard to its Acquired Funds, or Nations Funds Trust, with regard to its Acquiring Funds, upon the giving of written notice to the other party.

4.4.          At the Closing, each Acquired Fund or its transfer agent shall deliver to its corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by an officer of The Galaxy Fund, on behalf of the Acquired Fund.  Nations Funds Trust, on behalf of each Acquiring Fund, will provide to the corresponding Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares to be issued pursuant to paragraph 2.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  On the Liquidation Date, Nations Funds Trust will provide to each Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders.

4.5.          At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Agreement.

5.             REPRESENTATIONS AND WARRANTIES.

5.1.          The Galaxy Fund, for itself and on behalf of each Acquired Fund, represents and warrants the following to Nations Funds Trust, on behalf of itself and each Acquiring Fund, as of the date hereof (except where a representation or warranty is qualified as only effective at the Closing Date) and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)           The Galaxy Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b)           The Galaxy Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Acquired Fund is a separate series thereof, duly designated in accordance with the applicable provisions of The Galaxy Fund’s Charter Documents and the 1940 Act;

(c)           The Galaxy Fund is not in violation in any material respect of any provision of The Galaxy Fund’s Charter Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which The Galaxy Fund is a party or by which any Acquired Fund, is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)           The Galaxy Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to any Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from any Acquired Fund;

(e)           Except as has been disclosed in writing to Nations Funds Trust, or otherwise known by the officers of Nations Funds Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to any Acquired Fund, any of the properties or assets of any Acquired Fund, or any person whom any Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither The Galaxy Fund nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)            The most recent statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of each Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to each corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the end of its most recent fiscal year or fiscal six-month period, whichever is more recent;

(g)           Since the end of its most recent fiscal year or fiscal six-month period, whichever is more recent, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by any Acquired Fund of indebtedness, except as disclosed in writing to its corresponding Acquiring Fund.  For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)           As of the Closing Date, all federal and other tax returns and reports of each Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof.  All of each Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of each Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)            Each Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date.  Each Acquired Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  Each Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)            All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by The Galaxy Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of any Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)           Each Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the applicable Acquired Fund Prospectus as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

(l)            The execution, delivery and performance of this Agreement has been duly authorized by the Board of The Galaxy Fund, and, upon approval thereof by the required majority of the shareholders of each Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)          The Acquisition Shares to be issued to each Acquired Fund pursuant to Section 2 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 2.3;

(n)           The information provided by each Acquired Fund for use in the Proxy Statement referred to in paragraph 6.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, 1940

Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)           At the Closing Date, each Acquired Fund will have good and marketable title to its assets to be transferred to its corresponding Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of such Acquired Fund to be transferred to its corresponding Acquiring Fund pursuant to this Agreement.  At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, each Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(q)           No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either an Acquiring Fund or an Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

5.2.          Nations Funds Trust, for itself and on behalf of each Acquiring Fund, represents and warrants the following to each corresponding Acquired Fund as of the date hereof (except where a representation or warranty is qualified as only effective at the Closing Date) and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)           Nations Funds Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)           Nations Funds Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of Nations Funds Trust’s Charter Documents and the 1940 Act;

(c)           At the Closing Date, each Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)           Nations Funds Trust is not in violation in any material respect of any provisions of its Charter Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which Nations Funds Trust is a party or by which any Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)           Except as has been disclosed in writing to The Galaxy Fund or otherwise known by the officers of The Galaxy Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Nations Funds Trust or any Acquiring Fund, any of the properties or assets of any Acquiring Fund, or any person whom any Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation, and neither Nations Funds Trust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)            The authorized capital of Nations Funds Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board may authorize from time to time.  All issued and outstanding shares of each Acquiring Fund, at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Nations Funds Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of any Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(g)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Nations Funds Trust, and this Agreement constitutes the valid and binding obligation of Nations Funds Trust and each Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(h)           The Acquisition Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and will be fully paid and non-assessable by Nations Funds Trust, and no shareholder of Nations Funds Trust will have any preemptive right of subscription or purchase in respect thereof;

(i)            The information furnished by each Acquiring Fund for use in the Proxy Statement referred to in paragraph 6.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(j)            No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

(k)           Each Acquiring Fund (1) has had no operations other than in connection with its organization and the transactions contemplated by this Agreement, and (2) during its first fiscal year of operation and all applicable quarters of such year, intends to meet the requirements of Subchapter M of the code for qualification as a registered investment company.

6.             COVENANTS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS.

The Galaxy Fund, on behalf of itself and where appropriate, on behalf of its Acquired Funds, and Nations Funds Trust, on behalf of itself and its Acquiring Funds, each hereby covenants and agrees with the other as follows:

6.1.          Each Acquiring Fund and each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.  Notwithstanding the foregoing, each Acquiring Fund and each Acquired Fund shall take all actions necessary to obtain the opinion described in paragraph 9.6.

6.2.          The Galaxy Fund will call a meeting of the shareholders of each Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

6.3.          In connection with the Acquired Funds’ shareholders’ meeting referred to in paragraph 6.2, The Galaxy Fund, on behalf of each Acquired Fund, will prepare and file a Proxy Statement for such meeting to solicit the approval by each Acquired Fund’s shareholders of each respective Reorganization pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and 1940 Act.

6.4.          The information to be furnished by each Acquired Fund and each corresponding Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 6.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.5.          Each Acquiring Fund will advise its corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

6.6.          Subject to the provisions of this Agreement, each Acquired Fund and each Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.7.          Nations Funds Trust shall file a post-effective amendment to its Registration Statement on Form N-1A with the SEC as promptly as practicable registering each Acquiring Fund and its shares under the 1933 Act and 1940 Act, and any supplements and amendments as may be required (the “Nations Post-Effective Amendment”).

6.8.          Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to commence operations on the Closing Date.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

The obligations of The Galaxy Fund, on behalf of each Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Nations Funds Trust and each corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.          Nations Funds Trust, on behalf of each Acquiring Fund, shall have delivered to The Galaxy Fund, on behalf of each corresponding Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to The Galaxy Fund and dated as of the Closing Date, to the effect that the representations and warranties of Nations Funds Trust on behalf of each Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Nations Funds Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.          Each Acquired Fund shall have received a favorable opinion of Morrison & Foerster LLP, counsel to Nations Funds Trust, and/or Richards, Layton & Finger, P.A., Delaware counsel to Nations Funds Trust, dated the Closing Date and in a form satisfactory to The Galaxy Fund, to the following effect:

(a)           Nations Funds Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and Nations Funds Trust’s Charter Documents;

(b)           This Agreement has been duly authorized, executed and delivered on behalf of each Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 6.3 complies with applicable securities laws and assuming the due authorization, execution and delivery of this Agreement by The Galaxy Fund on behalf of each Acquired Fund, is the valid and binding obligation of each Acquiring Fund enforceable against each Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)           Each Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby such Acquiring Fund will have duly assumed such liabilities;

(d)           The Acquisition Shares to be issued for transfer to Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in each Acquiring Fund, and no shareholder of any Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)           The execution and delivery of this Agreement did not, and the performance by Nations Funds Trust and each Acquiring Fund of their respective obligations hereunder will not, violate Nations Funds Trust’s Charter Documents, or any provision of any agreement known to such counsel to which Nations Funds Trust or an Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Nations Funds Trust or an Acquiring Fund is a party or by which either of them is bound;

(f)            No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Nations Funds Trust or an Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)           Such counsel does not know of any legal or governmental proceedings relating to Nations Funds Trust or any Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 6.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

(h)           Nations Funds Trust is registered with the SEC as an investment company under the 1940 Act; and

(i)            Except as has been disclosed in writing to The Galaxy Fund, or otherwise known by the officers of The Galaxy Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Nations Funds Trust or any Acquiring Fund or any of their properties or assets or any person whom any Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither Nations Funds Trust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.3.          For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Board Members and officers of The Galaxy Fund as of the date of this Agreement, covering the actions of such Board Members and officers of The Galaxy Fund for the period they served as such.  Any related costs or expenses shall be borne either:  (i) by Columbia in the form of expense reimbursements to all series, including the Acquiring Funds, of Nations Funds Trust; or (ii) by Columbia, or its affiliates, directly.

8.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

The obligations of Nations Funds Trust, on behalf of each Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by The Galaxy Fund, on behalf of each corresponding Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.          The Galaxy Fund, on behalf of each Acquired Fund, shall have delivered to Nations Funds Trust, on behalf of each corresponding Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Nations Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of The Galaxy Fund, on behalf of each Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that The Galaxy Fund and each Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.          Nations Funds Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to The Galaxy Fund, dated the Closing Date and in a form satisfactory to Nations Funds Trust, to the following effect:

(a)           The Galaxy Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

(b)           This Agreement has been duly authorized, executed and delivered on behalf of each Acquired Fund and, assuming the Proxy Statement referred to in paragraph 6.3 complies with applicable securities laws and assuming the due authorization, execution and delivery of this Agreement by Nations Funds Trust on behalf of each Acquiring Fund, is the valid and binding obligation of each Acquired Fund enforceable against each Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)           Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to its corresponding Acquiring Fund;

(d)           The execution and delivery of this Agreement did not, and the performance by The Galaxy Fund and each Acquired Fund of their respective obligations hereunder will not, violate The Galaxy Fund’s Charter Documents, or any provision of any agreement which The Galaxy Fund or an Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which The Galaxy Fund or an Acquired Fund is a party or by which it is bound;

(e)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by The Galaxy Fund or an Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)            Such counsel does not know of any legal or governmental proceedings relating to The Galaxy Fund or an Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 6.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

(g)           The Galaxy Fund is registered with the SEC as an investment company under the 1940 Act; and

(h)           Except as has been disclosed in writing to Nations Funds Trust, or otherwise known by the officers of Nations Funds Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to The Galaxy Fund or any Acquired Fund or any of their properties or assets or any person whom any Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither The Galaxy Fund nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated thereby.

Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Nations Funds Trust.

8.3.          Each Acquired Fund shall have furnished to its corresponding Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of The Galaxy Fund, as to the adjusted tax basis in the hands of such Acquired Fund of the securities delivered to the corresponding Acquiring Fund pursuant to this Agreement.

8.4.          The custodian of each Acquired Fund shall have delivered to each corresponding Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

9.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUNDS AND ACQUIRED FUNDS.

The respective obligations of each Acquired Fund and each Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

9.1.          This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 6.2.

9.2.          On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3.          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed necessary by each Acquired Fund or each Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or any Acquired Fund.

9.4.          The Proxy Statement shall have been filed in accordance with Rule 14a-6 under the 1934 Act and no stop order suspending the use thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act.

9.5.          The Nations Post-Effective Amendment referred to in paragraph 6.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.6.          The Galaxy Fund, for itself and on behalf of its Acquired Funds, and Nations Funds Trust, for itself and on behalf of its Acquiring Funds, shall have received a favorable opinion of Morrison & Foerster LLP satisfactory to each of The Galaxy Fund and Nations Funds Trust, to the effect that, for federal income tax purposes:

(a)           The acquisition by each Acquiring Fund of the assets of its corresponding Acquired Fund in exchange for the Acquiring Fund’s assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund, all as provided in Section 2 hereof, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           No gain or loss will be recognized by an Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities and Obligations of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in Section 2 hereof;

(c)           No gain or loss will be recognized by an Acquiring Fund upon receipt of the assets of the corresponding Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in Section 2 hereof;

(d)           The tax basis of the assets of an Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)           The holding periods of the assets of an Acquired Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)            No gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

(g)           The aggregate tax basis of the Acquisition Shares to be received by each Acquired Fund Shareholder will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(h)           An Acquired Fund Shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

(i)            Each Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of The Galaxy Fund and Nations Funds Trust and will also be based on customary assumptions.

9.7.          At any time prior to the Closing, any of the conditions in this Section 9 may be waived jointly by the Board of The Galaxy Fund, on behalf of any Acquired Fund, and the Board of Nations Funds Trust, on behalf of any Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund or the corresponding Acquiring Fund.

10.           BROKERAGE FEES AND EXPENSES.

10.1.        The Galaxy Fund, on behalf of each Acquired Fund, and Nations Funds Trust, on behalf of each Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.        All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to each Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to each Acquired Fund.  All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquiring Funds and Acquired Funds.  The expenses detailed above shall be borne as follows:  (a) as to expenses allocable to an Acquired Fund, 100% of such expenses shall be borne by Columbia, in the form of expense reimbursements to that Acquired Fund; and (b) as to expenses allocable to an Acquiring Fund, 100% of such expenses shall be borne by Columbia, in the form of expense reimbursements to that Acquiring Fund.

11.           ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

11.1.        The Galaxy Fund, on behalf of each Acquired Fund, and Nations Funds Trust, on behalf of each corresponding Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 2.5, 6.4 and 7.3 and Sections 10, 11, 14 and 15.

12.           TERMINATION.

12.1.        This Agreement may be terminated by the mutual agreement by the Board of The Galaxy Fund, on behalf of the Acquired Funds, and the Board of Nations Funds Trust, on behalf of the Acquiring Funds.  In addition, any party to the Agreement may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)           A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)           Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this subparagraph (c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)           If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both The Galaxy Fund and Nations Funds Trust.

12.2.        If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

13.           AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of The Galaxy Fund, on behalf of the Acquired Funds, or by the authorized officers of Nations Funds Trust, on behalf of the corresponding Acquiring Funds; provided, however, that following the shareholders’ meeting called by The Galaxy Fund pursuant to paragraph 6.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.  At any time prior to the Closing, any of the conditions precedent to the obligations of a party under this Agreement other than those set forth in Section 9 may be waived, in whole or in part, by the other party in a writing signed and delivered by the authorized officers of the waiving party.

14.           NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by overnight courier, telecopy or certified mail, addressed to either party at One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

15.           MISCELLANEOUS.

The Reorganization of an Acquired Fund into a corresponding Acquiring Fund (including any representations and warranties made and conditions precedent required to occur in connection therewith) shall not be conditioned on any other Reorganization contemplated either under this Agreement or any other agreement and plan of reorganization.

16.           HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

16.1.        The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.        This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.        A copy of the Declaration of Trust of The Galaxy Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of The Galaxy Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Funds.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.

NATIONS FUNDS TRUST for itself and on behalf of Galaxy Institutional Money Market Fund, Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund	THE GALAXY FUND for itself and on behalf of Columbia Prime Reserves, Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves

By:	By:

R. Scott Henderson	Christopher L. Wilson
Secretary	President

COLUMBIA MANAGEMENT ADVISORS, INC.

By:

Roger A. Sayler
Director

 Appendix A

 SHAREHOLDERS IN THIS ACQUIRED FUND  SHARE CLASS

WOULD RECEIVE THESE ACQUISITION SHARES OF THIS  ACQUIRING FUND IN THE REORGANIZATION

Galaxy Institutional Money Market Fund	è	Columbia Prime Reserves
Institutional Shares		Capital Class Shares
Select Shares		Trust Class Shares
Preferred Shares		Adviser Class Shares

Galaxy Connecticut Municipal Money Market Fund	è	Columbia Connecticut Municipal Reserves
Retail A Shares		Retail A Shares
Trust Shares		G-Trust Shares

Galaxy Massachusetts Municipal Money Market Fund	è	Columbia Massachusetts Municipal Reserves
Retail A Shares		Retail A Shares
Trust Shares		G-Trust Shares

APPENDIX C

COMPARISON OF FEES AND EXPENSES

The tables below describe the fees and expenses associated with holding Fund and Acquiring Fund shares, as of September 23, 2005.  In particular, the tables compare the fees and expenses for each class of each Fund and the corresponding class of the Acquiring Fund, and show the estimated fees and expenses for each Acquiring Fund on a pro forma basis after giving effect to each Reorganization.

The operating expense levels shown in this Proxy Statement assume net asset levels; pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

IF THE GALAXY INSTITUTIONAL MONEY MARKET FUND IS REORGANIZED:

Institutional Shares/Capital Class Shares

		Galaxy Institutional Money Market Fund		Pro Forma Columbia Prime Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.27%		0.27%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses	0.01%		0.01%
•	Total annual Fund operating expenses	0.28%		0.28%
•	Fee waivers and/or reimbursements	(0.12)%		(0.12)%
•	Total net expenses	0.16	%(2)	0.16	%(3)

(1) The Fund and Acquiring Fund pay an investment advisory fee of 0.20% and an administration fee of 0.07%.

(2)  The Fund’s investment adviser has agreed to contractually waive fees and reimburse expenses for the one-year period beginning September 23, 2005 so that Total annual Fund operating expenses (excluding any distribution and service fees, tax and interest expense) will not exceed 0.16%.

(3)  The Acquiring Fund’s investment adviser has contractually agreed to bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed
0.16% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Institutional Money Market Fund	$16	$78	$145	$344

Pro Forma Columbia Prime Reserves (acquiring)	$16	$78	$145	$344

Select Shares/Trust Class Shares

		Galaxy Institutional Money Market Fund		Pro Forma Columbia Prime Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.27%		0.27%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses (2)	0.16%		0.16%
•	Total annual Fund operating expenses	0.43%		0.43%
•	Fee waivers and/or reimbursements	(0.12)%		(0.12)%
•	Total net expenses	0.31	%(3)	0.31	%(4)

(1) The Fund and Acquiring Fund pay an investment advisory fee of 0.20% and an administration fee of 0.07%.

(2)  The Fund and Acquiring Fund may pay shareholder service fees (which are included in Other expenses) at a maximum annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Select/Trust Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for shareholder administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.  Affiliates of Columbia are waiving a portion of the shareholder service fees so that Other expenses are expected to be 0.11%.  Total annual Fund operating expenses after this waiver are expected to be 0.26%.  This waiver may be revised or discontinued at any time.

(3)  The Fund’s investment has agreed to contractually waive fees and expenses for the one-year period beginning September 23, 2005 so that Total annual Fund operating expenses (excluding any distribution and service fees, tax and interest expense) will not exceed 0.16%.

(4)  The Acquiring Fund’s investment adviser has contractually agreed to bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed
0.16% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Institutional Money Market Fund	$32	$126	$229	$531

Pro Forma Columbia Prime Reserves (acquiring)	$32	$126	$229	$531

Preferred Shares/Adviser Class Shares

		Galaxy Institutional Money Market Fund		Pro Forma Columbia Prime Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.27%		0.27%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses (2)	0.26%		0.26%
•	Total annual Fund operating expenses	0.53%		0.53%
•	Fee waivers and/or reimbursements	(0.12)%		(0.12)%
•	Total net expenses	0.41	%(3)	0.41	%(4)

(1) The Fund and Acquiring Fund pay an investment advisory fee of 0.20% and an administration fee of 0.07%.

(2)  The Fund and Acquiring Fund may pay shareholder service fees (which are included in Other expenses) at a maximum annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Preferred/Adviser Class Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for shareholder administrative support services) but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.

(3)  The Fund’s investment adviser has agreed to contractually waive fees and reimburse expenses for the one-year period beginning September 23, 2005 so that Total Annual Fund operating expenses (excluding any distribution and service fees, tax and interest expense) will not exceed 0.16%.

(4)  The Acquiring Fund’s investment adviser has contractually agreed to bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed
0.16% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Institutional Money Market Fund	$42	$158	$284	$653

Pro Forma Columbia Prime Reserves (acquiring)	$42	$158	$284	$653

IF THE GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND IS REORGANIZED:

Retail A Shares/Retail A Class Shares

		Galaxy Connecticut Municipal Money Market Fund		Pro Forma Columbia Connecticut Municipal Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.47%		0.25%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses (2)	0.20%		0.18%
•	Total annual Fund operating expenses	0.67%		0.43%
•	Fee waivers and/or reimbursements	(0.03)%		(0.13)%
•	Total net expenses	0.64	%(3)	0.30	%(4)

(1) The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.07%. The Acquiring Fund will pay an investment advisory fee of 0.15% and an administration fee of 0.10%.

(2)  The Fund and Acquiring Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Retail A/Retail A Class Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for shareholder administrative support services) but will limit such fees to an aggregate fee of not more than 0.10% during the current fiscal year.

(3)  The Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.64% annually.  The agreement to waive fees and reimburse expenses cannot be modified or terminated without the approval of The Galaxy Fund’s Board.

(4)  The Acquiring Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.20% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Connecticut Municipal Money Market Fund	$65	$205	$357	$798

Pro Forma Columbia Connecticut Municipal Reserves (acquiring)	$31	$125	$228	$530

Trust Shares/G-Trust Class Shares

		Galaxy Connecticut Municipal Money Market Fund		Pro Forma Columbia Connecticut Municipal Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.47%		0.25%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses	0.08%		0.08%
•	Total annual Fund operating expenses	0.55%		0.33%
•	Fee waivers and/or reimbursements	(0.02)%		(0.13)%
•	Total net expenses	0.53	%(2)	0.20	%(3)

(1) The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.07%. The Acquiring Fund will pay an investment advisory fee of 0.15% and an administration fee of 0.10%.

(2)  The Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.55% annually.  The agreement to waive fees and reimburse expenses cannot be modified or terminated without the approval of The Galaxy Fund’s Board.

(3)  The Acquiring Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.20% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Connecticut Municipal Market Fund	$56	$176	$307	$689

Pro Forma Columbia Connecticut Municipal Reserves (acquiring)	$20	$93	$172	$405

IF THE GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND IS REORGANIZED:

Retail A Shares/Retail A Class Shares

		Galaxy Massachusetts Municipal Money Market Fund		Pro Forma Columbia Massachusetts Municipal Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.47%		0.25%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses (2)	0.15%		0.14%
•	Total annual Fund operating expenses	0.62%		0.39%
•	Fee waivers and/or reimbursements	(0.02)%		(0.11)%
•	Total net expenses	0.60	%(3)	0.28	%(4)

(1) The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.07%. The Acquiring Fund will pay an investment advisory fee of 0.15% and an administration fee of 0.10%.

(2)  The Fund and Acquiring Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Retail A/Retail A Class Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for shareholder administrative support services) but will limit such fees to an aggregate fee of not more than 0.10% during the current fiscal year.

(3)  The Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.60% annually.  The agreement to waive fees and reimburse expenses cannot be modified or terminated without the approval of The Galaxy Fund’s Board.

(4)  The Acquiring Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.20% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Massachusetts Municipal Money Market Fund	$61	$192	$335	$750

Pro Forma Columbia Massachusetts Municipal Reserves (acquiring)	$29	$114	$208	$482

Trust Shares/G-Trust Class Shares

		Galaxy Massachusetts Municipal Money Market Fund		Pro Forma Columbia Massachusetts Municipal Reserves (acquiring)
Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
•	Management fees (1)	0.47%		0.25%
•	Distribution (12b-1) and/or shareholder servicing fees	0.00%		0.00%
•	Other expenses	0.06%		0.06%
•	Total annual Fund operating expenses	0.53%		0.31%
•	Fee waivers and/or reimbursements	(0.01)%		(0.11)%
•	Total net expenses	0.52	%(2)	0.20	%(3)

(1) The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.07%. The Acquiring Fund will pay an investment advisory fee of 0.15% and an administration fee of 0.10%.

(2)  The Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.52% annually.  The agreement to waive fees and reimburse expenses cannot be modified or terminated without the approval of The Galaxy Fund’s Board.

(3)  The Acquiring Fund’s investment adviser has contractually agreed to waive fees or bear a portion of the Acquiring Fund’s expenses so that the Acquiring Fund’s ordinary operating expenses (excluding any distribution and service fees, tax and interest expense) do not exceed 0.20% annually, for one year after the Closing.

Example

This example is intended to help you compare the costs of investing in the Fund, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Galaxy Massachusetts Municipal Market Fund	$53	$167	$291	$653

Pro Forma Columbia Massachusetts Municipal Reserves (acquiring)	$20	$89	$163	$382

APPENDIX D

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES(1)

The Fund (Galaxy Institutional Money Market Fund) may not:		The Acquiring Fund (Columbia Prime Reserves) may not:
1.	Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.	1.	Same, with the inclusion of the following provision: • or any exemptive relief obtained by the Fund.

2.	Make any investment inconsistent with the Fund’s classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Fund may invest without regard to this limitation to (a) the extent permitted by Rule 2a-7 under the 1940 Act or any successor rule and (b) the Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).	2.	Same, with the inclusion of the following provision: • or any exemptive relief obtained by the Fund.

3.

Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) securities issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, and (c) investment of all of the investable assets of the Fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund)).

		3.

Same, with the inclusion of the following provision:

•      Notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

4.	Make loans except to the extent permitted by the 1940 Act.	4.	Same, with the inclusion of the following provision: • or any exemptive relief obtained by the Fund.

5.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.	5.	Same, with the inclusion of the following provision: • This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

6.	Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	6.	Same.

(1)   In addition to the fundamental investment policies set forth in this Appendix D, each Fund’s investment objective is also a fundamental investment policy.  The investment objective of each Acquiring Fund is a non-fundamental investment policy.

The Fund (Galaxy Institutional Money Market Fund) may not:		The Acquiring Fund (Columbia Prime Reserves) may not:
7.	Purchase or sell commodities or commodity contracts except that a Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.	7.

Same, with the inclusion of the following provisions:

•      A Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs; and

•      This investment restriction does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Funds (Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund) may not:		The Acquiring Fund(5) (Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves) may not:
1.	Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.	1.	Same, with the inclusion of the following provision: • or any exemptive relief obtained by the Fund.

2.	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (b) securities issued by any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.	2.

Same, with the omission of (b) and the inclusion of the following provision:

•      Notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

3.	Make loans except to the extent permitted by the 1940 Act.	3.	Same, with the inclusion of the following provision: • or any exemptive relief obtained by the Fund.

4.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of its portfolio securities.	4.	Same, with the inclusion of the following provision: • This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

5.	Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	5.	Same.

6.	Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.	6.

Same, with the inclusion of the following provisions:

•      A Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs; and

•      This investment restriction does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

APPENDIX E

COMPARISON OF ORGANIZATIONAL DOCUMENTS AND GOVERNING LAW

The table below summarizes the significant differences between the Amended and Restated Declaration of Trust of Nations Funds Trust (the “Proposed Surviving Trust”) and the Declaration of Trust and Code of Regulations of The Galaxy Fund (the “Acquired Trust”).  For additional information, shareholders of any Fund should refer directly to such documents, copies of which may be obtained by contacting Nations Funds Trust at its address or telephone number listed on the cover page of this Proxy Statement. (1)

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund
Shareholder Liability:

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, with respect to that series.

Shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust.  The Trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription to any shares or otherwise.  Every obligation, contract, instrument, certificate, share, other security of any class of shares or undertaking, and every other act whatsoever executed in connection with the Trust or any class of shares shall be conclusively presumed to have been executed or done by the executors thereof only in their capacities as Trustees under the Declaration of Trust or in their capacity as officers, employees or agents of the Trust and not individually.  Every note, bond, contract, order or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or any class of shares, and the stationery used by the Trust, shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any shareholder).

The rights accruing to a shareholder under the foregoing paragraph shall not exclude any other right to which such shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided for herein, provided that a shareholder of any class of shares shall be indemnified only from assets belonging to such class.

In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions outside such capacity or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the class(es) of shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the shareholder, assume the defense of any

(1)   All references to any class of shares in The Galaxy Fund’s Declaration of Trust, as amended, shall include and refer to the shares of any series thereof.

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund
claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon from such assets.

Shareholder Voting Rights:

Shareholders have only the voting powers expressly granted under the 1940 Act or under Delaware law applicable to business trusts and have the right to vote on other matters only as the Board of Trustees may consider desirable and so authorize.  Currently the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (a) elect Trustees; (b) approve investment advisory agreements and principal underwriting agreements; (c) approve a change in subclassification; (d) approve any change in fundamental investment policies; (e) approve a distribution plan under Rule 12b-1 of the 1940 Act; and (f) terminate the Trust’s independent public accountant.  Shareholders have the right to call special meetings and vote to remove Trustees but only if and to the extent that the SEC staff takes the position by rule, interpretive or other public release, or by no-action letter, that Section 16(c) of the 1940 Act gives them such right.

Shareholders have power to vote (a) for the election of Trustees, (b) to the same extent as the shareholders of a Massachusetts business corporation when considering whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, (c) with respect to certain matters relating to merger, consolidation, sale of assets or incorporation, (d) with respect to such additional matters relating to the Trust as may be required by law, by the Declaration of Trust, the Code of Regulations of the Trust, by any requirement applicable to or agreement of the Trust, and as the Trustees may consider desirable.  There shall be no cumulative voting.

Shareholder Meetings:

A meeting of the shareholders may be called at any time by the Board or by the Chairman of the Board or by the President.  Shareholders have the right to call special meetings and vote to remove Trustees, but only if and to the extent that the SEC staff takes the position by rule, interpretive or other public release, or by no-action letter, that Section 16(c) of the 1940 Act gives them such right.

Meetings of shareholders may be called by the Trustees as provided in the Code of Regulations and shall be called by the Trustees whenever required by law or upon the written request of shareholders owning at least ten percent (10%) of the outstanding shares entitled to vote.

Shareholder Quorum:

Except when required by applicable law or by the Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote at the meeting shall constitute a quorum.  When any one or more series or classes is to vote on a separate matter, 33 1/3% of the shares of each such series or class entitled to vote shall constitute a quorum.

At any meeting of shareholders, a quorum for the transaction of business shall consist of a majority of the shares of each class outstanding and entitled to vote appearing in person or by proxy, provided that at any meeting at which the only actions to be taken are actions required by the 1940 Act to be taken by vote of all outstanding shares of all classes entitled to vote thereon, irrespective of class, a quorum shall consist of a majority of the shares (without regard to class) entitled to vote thereon, and that at any meeting at which the only actions to be taken shall have been determined by the Board of Trustees to affect the rights and interests of one or more but not all classes of outstanding shares, a quorum shall consist of a majority of the outstanding shares of that class or classes so affected.

Required Shareholder Vote:

When a quorum is present, a majority of the shares represented at a meeting shall decide any matters and a plurality shall elect a Trustee, except when a larger vote is required by the Declaration of Trust or applicable law.

Unless otherwise required by the Declaration of Trust, the 1940 Act or other applicable law or regulations, a majority of shares entitled to vote on any question shall determine such question, except that in the election of Trustees, a plurality of shares voting, irrespective of class, shall elect a Trustee.

Shareholder Action by Written Consent:

Majority written consent of the shares entitled to vote on the matter (or any larger proportion as is expressly required by the Declaration of Trust) and holding a majority (or any larger proportion required) of the shares of any series or class entitled to vote separately on the matter is required for shareholder action taken without a meeting.  The written consents must be filed with the records of the meetings of shareholders.  Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

Any action which may be taken by shareholders may be taken without a meeting if not less than a majority of the shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund
Shareholder Adjournment	Any meeting of Shareholders may be adjourned from time to time by a majority of the votes whether or not a quorum is present.	Reasonable adjournments of a meeting of shareholders until a quorum is obtained may be made by vote of the shares present in person or by proxy.

Notice to Shareholders:

Notice of shareholder meetings is to be given either personally, or by telephone, first-class mail, express mail, overnight mail, telegram, electronic mail, telefacsimile, internet or other similar electronic medium, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer agent or given by the shareholder to the Trust for the purpose of notice not less than seven (7) nor more than one hundred and twenty (120) days before the date of the meeting.  Unless otherwise required by the 1940 Act, notice need not state the purpose for which the meeting is called.

Written notice, stating the place, day and hour of each meeting of the shareholders and the general nature of the business to be transacted shall be given by, or at the direction of, the person calling the meeting to each shareholder of record entitled to vote at the meeting at least ten (10) days prior to the day named for the meeting, unless in a particular case a longer period of notice is required by law.

Shareholder Proxies:

Shares may be voted in person or by proxy or in any manner authorized by the Trustees.  If a proposal by anyone other than the officers or Trustees is submitted to a vote of the shareholders of any series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other permissible methods of transmission.

Shares may be voted in person or by proxy.

Trustee’s Power to Amend Declaration of Trust:

The Declaration of Trust may be amended by the Trustees without shareholder approval unless expressly required by the 1940 Act or Delaware law, and all shareholders purchase shares with notice that the Declaration of Trust may be so amended unless expressly required by the 1940 Act or Delaware law.

The Declaration of Trust may be amended upon a resolution to that effect being adopted by the Board of Trustees and approval by the affirmative vote of the holders of not less than a majority of the outstanding shares, voting separately by class except to the extent that the 1940 Act may require voting without regard to class.

The Trustees may amend the Declaration of Trust without a vote of shareholders to change the name of the Trust or to cure any error or ambiguity or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable state or federal laws or regulations, including without limitation, the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

The Declaration of Trust may not be amended in any manner whatsoever that would impair the exemption from personal liability of the Trustees and shareholders of the Trust or that would permit an assessment upon any shareholder.

Termination of Trust or Series/Class:

Except to the extent the 1940 Act expressly grants shareholders the power to vote on such terminations, the Trust, or any series thereof, may be terminated at any time by the Board with written notice to shareholders.  To the extent the 1940 Act expressly grants shareholders the power to vote on such terminations, the Trust, or any series thereof, may be terminated by a vote of a majority of the shares of the Trust voting in the aggregate, or a majority of the shares of such series, entitled to vote.

The Trust shall continue without limitation, provided that the Trust or any class of shares may be terminated at any time in accordance with the provisions of the Declaration of Trust and applicable law.

The Trustees may, without the vote of the shares of any class then outstanding (unless otherwise required by applicable law), terminate a class by selling and conveying the assets belonging to a class of shares to another trust or corporation that is a management investment company (as defined in the 1940 Act and is organized under the laws of any state of the United States);  by selling and converting the assets belonging to a class of shares into money and, after making provisions for the payment of all obligations, taxes and

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund

other liabilities of such class, either (i) redeem all outstanding shares of such class or (ii) combine the assets belonging to the class with the assets belonging to one or more other classes of shares of the Trust as described hereafter; or by combining the assets belonging to a class of shares with the assets belonging to any one or more other classes of shares if the Trustees reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

Merger or Consolidation of Trust or Series:

Except to the extent the 1940 Act expressly grants shareholders the power to vote on the matters below, the Board may cause:

(i) the Trust to be merged into or consolidated with another trust or company;

(ii) a series of the Trust to be merged into or consolidated with another series of the Trust or other trust or company;

(iii) the shares of a class of a series to be converted into another class of the same series;

(iv) the shares of the Trust or any series to be converted into beneficial interests in another business trust (or its series); or

(v) the shares of the Trust or any series to be exchanged for shares in another trust or company pursuant to any state or federal statute to the extent permitted by law without shareholder approval with written notice to the shareholders.  To the extent the 1940 Act expressly grants shareholders the right to vote on such transactions, a vote of the majority of the shares (or of the series) entitled to vote and voting in the aggregate is required to approve such transaction.

These provisions established by the Declaration of Trust eliminate any right to vote on a merger, consolidation, sale of assets or conversion that might otherwise be conferred by Sections 3815, 3821 or any other provision of the Delaware Business Trust Act.

The Trust may merge into or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its assets, including its good will, upon such terms and conditions and for such consideration when and as authorized by vote or written consent of the Trustees and approved by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote, voting separately by class except to the extent that the 1940 Act may require voting without regard to class, or by an instrument(s) in writing without a meeting consented to by the holders of not less than two-thirds of such shares, voting separately by class except to the extent that the 1940 Act may require voting without regard to class, and by the vote or written consent of the holders of two-thirds of the shares of each class of shares, provided that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, such may be approved by a vote of the majority of the outstanding shares of each class, voting separately by class.

Removal of Trustees:

A Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees specifying the effective date of removal.  Additionally, if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

Any Trustee may be removed at any time or with or without cause by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.  Any trustee who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees.

Trustee Committees:

The Trust shall have a standing Audit Committee and a standing Nominating Committee and the Board may abolish any other committees except these at any time.  Any committee formed by the Board has the authority of the Board, to the extent provided in the Board resolution, except with respect to:

(i) the approval of any action which, under applicable law, also requires shareholder approval or approval of the outstanding shares, or requires approval by a majority of the Board or certain Board members;

(ii) the filling of vacancies on the Board or any committees;

(iii) the fixing of compensation of the Trustees for serving on the Board or on any committee;

(iv) the amendment or repeal of the Declaration of Trust;

(v) the amendment or repeal of any Board resolution that by its express terms is not amendable or repealable; and

The Trustees may by resolution passed by a majority of the Trustees appoint from among their members an executive committee and other committees composed of two or more Trustees, and may delegate to such committees, in the intervals between meetings of the Trustees, any or all of the powers of the Trustees in the management of the business and affairs of the Trust, except the power to issue shares in the Trust or to recommend to shareholders any action requiring shareholders’ approval.

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund
(vi) the appointment of any other Board committees or committee members.

Trustee Liability:	Each Trustee may be liable only by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Every act or thing done or omitted, and every power exercised or obligation incurred by the Trustees or any of them in the administration of the Trust or in connection with any affairs, property or concerns of the Trust, whether ostensibly in their own names in their Trust capacity, shall be done, omitted, exercised or incurred by them as Trustees and not as individuals. Every person contracting or dealing with the Trustees or having any debt, claim or judgment against them or any of them shall look only to the funds and property of the Trust for payment or satisfaction.  No Trustee(s) of the Trust shall ever be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree relating to the administration or preservation of the assets of the Trust or the conduct of any of the affairs of the Trust.

No Trustee shall be subject to any personal liability whatsoever to any person for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) but nothing in the Declaration of Trust shall protect any Trustee from any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of reckless disregard of his obligations and duties as Trustee; and that all persons shall look solely to the assets of the Trust belonging to a class of shares for satisfaction of claims of any nature arising in connection with the affairs of such class of the Trust.

Trustee Indemnification:

The Trust shall indemnify a Trustee who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) against all amounts incurred in connection with such proceeding if it is determined that the Trustee acted in good faith and reasonably believed:

(i) in the case of conduct in his official capacity as a Trustee, that his conduct was in the Trust’s best interests;

(ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests; and

(iii) in the case of criminal proceedings, that he had no reasonable cause to believe his conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

The Trust shall indemnify a Trustee who was or is a party or is threatened to be made a party to any action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the Trustee is or was an agent of the Trust, against expenses incurred in defending or settling such action if the Trustee acted in good faith, in a manner the Trustee believed to be in the best interests of the Trust and with such care,

The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund
including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Exceptions to Trustee Indemnification:

The Trust will not indemnify its Trustees against any liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.  In addition, the Trust will make no indemnification with respect to the above situations for indemnification:

(i) with respect to any claim, issue or matter where the Trustee was judged to be liable on the basis that personal benefit was improperly received, whether or not the benefit resulted from an action taken in the person’s official capacity as Trustee; or

(ii) with respect to any claim, issue or matter where the Trustee was judged to be liable in the performance of his Trustee’s duty to the Trust, unless and only to the extent that the adjudicator determines upon application that the Trustee was not liable by reason of the conduct set forth above in subparagraph (i) and to be fairly and reasonably entitled to indemnity; or

(iii) of amounts paid to settle or otherwise dispose of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless required approval by: (a) a majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are disinterested persons of the Trust; or (b) a written opinion by legal counsel is obtained.

The Trustee shall not be entitled to indemnification with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.

Advance of Expenses:

The Trust may advance expenses incurred in defending any proceeding before its final disposition upon a written agreement by or on behalf of the Trustee to repay the amount of the advance if it is determined that the Trustee is not entitled to indemnification, together with at least one of the following:

(i) security for the undertaking;

(ii) insurance protecting the Trust against losses arising by reason of any lawful advances; or

(iii) a determination by a majority of a quorum of disinterested, non-party Trustees, or by an independent legal counsel, that there is reason to believe based on a review of readily available facts that the Trustee ultimately will be found entitled to indemnification.

The Trustees may make advance payments in connection with the Trustee’s indemnification, provided that the Trustee shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Distributions:

No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any series or class with respect to, nor any redemption or repurchase of, the shares of any series or class shall be effected by the Trust other than from the assets held with respect to such series, nor shall any shareholder of any particular series otherwise have any right or claim against the assets held with respect to any other series except to the extent that such shareholder has such a right or claim hereunder as a shareholder of such other series.  The Board has full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such

Shares of each class shall be entitled to such dividends and distributions, in shares or in cash or both, as may be declared from time to time by the Trustees; acting in their sole discretion with respect to such class, provided that dividends and distributions on shares of a particular class shall be paid only out of the lawfully available assets belonging to such class.

	Proposed Surviving Trust: Nations Funds Trust	Acquired Trust: The Galaxy Fund
determination and allocation is conclusive and binding upon the shareholders.

Conversion to a Master-Feeder Structure:	The Acquiring Funds have the ability to convert to a feeder fund in a master-feeder structure without shareholder approval.	No corresponding provision.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet, by telephone or by fax – it’s easy and confidential.

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

Vote by Internet:
• Read the proxy statement and have your proxy card available.
• Go to https://vote.proxy-direct.com and follow the on screen directions.
Vote by Telephone:
• Read the proxy statement and have your proxy card available.
• When you are ready to vote, call toll free 1-866-837-1888.
• Follow the recorded instructions provided to cast your vote.
Vote by Fax:
• Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

THE GALAXY FUND

PROXY

GALAXY INSTITUTIONAL MONEY MARKET FUND

SPECIAL MEETING OF SHAREHOLDERS to be held November 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on November 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own.  Please vote on the reverse side of this proxy card and sign in the space(s) provided.  Return your completed proxy card in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-837-1888

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

GAL_15531A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet, by telephone or by fax – it’s easy and confidential.

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

Vote by Internet:
• Read the proxy statement and have your proxy card available.
• Go to https://vote.proxy-direct.com and follow the on screen directions.
Vote by Telephone:
• Read the proxy statement and have your proxy card available.
• When you are ready to vote, call toll free 1-866-837-1888.
• Follow the recorded instructions provided to cast your vote.
Vote by Fax:
• Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

THE GALAXY FUND

PROXY

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

SPECIAL MEETING OF SHAREHOLDERS to be held November 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on November 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own.  Please vote on the reverse side of this proxy card and sign in the space(s) provided.  Return your completed proxy card in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-837-1888

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

GAL_15531B

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet, by telephone or by fax – it’s easy and confidential.

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

Vote by Internet:
• Read the proxy statement and have your proxy card available.
• Go to https://vote.proxy-direct.com and follow the on screen directions.
Vote by Telephone:
• Read the proxy statement and have your proxy card available.
• When you are ready to vote, call toll free 1-866-837-1888.
• Follow the recorded instructions provided to cast your vote.
Vote by Fax:
• Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

THE GALAXY FUND

PROXY

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SPECIAL MEETING OF SHAREHOLDERS to be held November 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on November 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own.  Please vote on the reverse side of this proxy card and sign in the space(s) provided.  Return your completed proxy card in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-837-1888

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	GAL_15531C

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER’S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of each Fund to, and the assumption of all of the liabilities and obligations of each Fund by a corresponding acquiring mutual fund (each, an “Acquiring Fund”) of Nations Funds Trust, in exchange for shares of the corresponding Acquiring Fund; (ii) the distribution of such shares to the shareholders of each of the Funds in complete liquidation of the Funds; and (iii) in the event that the reorganization of all series of The Galaxy Fund are effected, the deregistration of The Galaxy Fund as an investment company under the Investment Company Act of 1940, as amended, and The Galaxy Fund’s termination as a business trust under Massachusetts law.

	☐	☐	☐

GAL_15531A-G